GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares, of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated October 15, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2025, as supplemented to date

Ashish Shah, Managing Director and Global Co-Head and Chief Investment Officer (CIO) of Public Investing within Goldman Sachs Asset Management, L.P. (“GSAM”), has announced his intention to retire from GSAM, effective March 31, 2026. On December 31, 2025, Mr. Shah will no longer serve as a portfolio manager for the Fund. Charles “Brook” Dane, Alexandra Wilson-Elizondo, Aakash Thombre and Kevin Martens will continue to serve as portfolio managers for the Fund.

Accordingly, effective December 31, 2025, the Fund’s disclosures are modified as follows:

All references to Mr. Shah in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

DIVFOPMSTK 10-25